                            Joint Filer Information

Name of Joint Filer:                    Deerfield Partners, L.P.

Address of Joint Filer:                 345 Park Avenue South, 12th Floor
                                        New York, NY 10010

Relationship of Joint Filer to Issuer:  10% Owner, Director by deputization

Issuer Name and Ticker or Trading
Symbol:                                 DA32 Life Science Tech Acquisition Corp.
                                        [DALS]

Date of Event Requiring Statement:
(Month/Day/Year):                       07/27/2021

Name of Joint Filer:                    Deerfield Mgmt, L.P.

Address of Joint Filer:                 345 Park Avenue South, 12th Floor
                                        New York, NY 10010

Relationship of Joint Filer to Issuer:  10% Owner, Director by deputization

Issuer Name and Ticker or Trading
Symbol:                                 DA32 Life Science Tech Acquisition Corp.
                                        [DALS]

Date of Event Requiring Statement:
(Month/Day/Year):                       07/27/2021

Name of Joint Filer:                    Deerfield Management Company, L.P.

Address of Joint Filer:                 345 Park Avenue South, 12th Floor
                                        New York, NY 10010

Relationship of Joint Filer to Issuer:  10% Owner, Director by deputization

Issuer Name and Ticker or Trading
Symbol:                                 DA32 Life Science Tech Acquisition Corp.
                                        [DALS]

Date of Event Requiring Statement:
(Month/Day/Year):                       07/27/2021

Name of Joint Filer:                    James E. Flynn

Address of Joint Filer:                 345 Park Avenue South, 12th Floor
                                        New York, NY 10010

Relationship of Joint Filer to Issuer:  10% Owner, Director by deputization

Issuer Name and Ticker or Trading
Symbol:                                 DA32 Life Science Tech Acquisition Corp.
                                        [DALS]

Date of Event Requiring Statement:
(Month/Day/Year):                       07/27/2021